Exhibit 10.1
FIRST AMENDMENT AGREEMENT
     This FIRST AMENDMENT AGREEMENT (this “Amendment”) is made as of the 1st day of April, 2006, among:
     (a) AGILYSYS, INC., an Ohio corporation (“Agilysys”);
     (b) each other US Borrower, as defined in the Credit Agreement;
     (c) each Foreign Borrower, as defined in the Credit Agreement, (each such Foreign Borrower, together with each US Borrower shall be referred to herein, collectively, as “Borrowers” and, individually, each a “Borrower”);
     (d) the Lenders, as defined in the Credit Agreement, as hereinafter defined;
     (e) LASALLE BANK NATIONAL ASSOCIATION, as lead arranger, book runner and administrative agent for the Lenders under this Agreement (“Agent”);
     (f) NATIONAL CITY BANK, as syndication agent;
     (g) HARRIS N.A., as co-documentation agent;
     (h) CHARTER ONE BANK, N.A., as co-documentation agent; and
     (i) U.S. BANK NATIONAL ASSOCIATION, as managing agent.
     WHEREAS, Borrowers, Agent and the Lenders are parties to that certain Credit Agreement, dated as of October 18, 2005, that provides, among other things, for loans and letters of credit aggregating Two Hundred Million Dollars ($200,000,000), all upon certain terms and conditions (as the same may from time to time be amended, restated or otherwise modified, the “Credit Agreement”);
     WHEREAS, Borrowers, Agent and the Lenders desire to amend the Credit Agreement to modify certain provisions thereof and add certain provisions thereto;
     WHEREAS, each capitalized term used herein and defined in the Credit Agreement, but not otherwise defined herein, shall have the meaning given such term in the Credit Agreement; and
     WHEREAS, unless otherwise specifically provided herein, the provisions of the Credit Agreement revised herein are amended effective as of the date of this Amendment;
     NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein and for other valuable consideration, Borrowers, Agent and the Lenders agree as follows:
     1. Amendment to Definitions. Article I of the Credit Agreement is hereby amended to correct a typographical error by deleting the definition of “Required Lenders” therefrom and inserting in place thereof the following:
     “Required Lenders” shall mean the holders of at least fifty-one percent (51%), based upon each Lender’s Commitment Percentage, of (a) the Total Commitment Amount, or, (b) after the Commitment Period, the aggregate amount of the Revolving Credit Exposure; provided that, if there shall be two or more Lenders, Required Lenders shall constitute at least two Lenders.

     2. Amendment to Payment of Loans and Obligations. Section 2.6(c) of the Credit Agreement is hereby amended to correct a typographical error by deleting the time “11:00 A.M.” therefrom and inserting in place thereof the time “12:00 noon”.
     3. Amendment to Borrowing Covenant. Section 5.8 of the Credit Agreement is hereby amended to delete subsection (j) therefrom and to insert in place thereof the following:
     (j) unsecured obligations owing with respect to any inventory financing agreement with respect to any Foreign Subsidiary, not to exceed an aggregate amount of Twenty Million Dollars ($20,000,000) at any time outstanding for all such Foreign Subsidiaries; and
     4. Additions to Investments, Loans and Guaranties Covenant. Section 5.11 of the Credit Agreement is hereby amended to add the following new subparts (x) and (xi) at the end thereto:
     (x) any investments made pursuant to that certain Relocation Management Agreement between Agilysys and Corporate Relocation Management, Inc., executed by Agilysys on January 9, 2004, as amended from time to time, or any similar or related agreement by a Company, so long as the aggregate amount of all such investments for all Companies shall not be in excess of Two Million Dollars ($2,000,000) at any time outstanding; or
     (xi) any other loans, investments or guaranties by a Company, not otherwise permitted by subparts (i) through (x) above, in an aggregate amount for all Companies not to exceed Five Million Dollars ($5,000,000) at any time outstanding.
     5. Closing Items. Concurrently with the execution of this Amendment, Agilysys shall:
(a)	cause each Guarantor of Payment to execute the attached Acknowledgement and Agreement; and

(b)	pay all legal fees and expenses of Agent in connection with this Amendment.
     6. Representations and Warranties. (a) Each Borrower has the legal power and authority to execute and deliver this Amendment; (b) the officers executing this Amendment have been duly authorized to execute and deliver the same and bind each Borrower with respect to the provisions hereof; (c) the execution and delivery hereof by each Borrower and the performance and observance by each Borrower of the provisions hereof do not violate or conflict with the organizational agreements of such Borrower or any law applicable to such Borrower or result in a breach of any provision of or constitute a default under any other agreement, instrument or document binding upon or enforceable against such Borrower; (d) no Default or Event of Default exists under the Credit Agreement, nor will any occur immediately after the execution and delivery of this Amendment or by the performance or observance of any provision hereof; (e) no Borrower is aware of any claim or offset against, or defense or counterclaim to, such Borrower’s obligations or liabilities under the Credit Agreement or any Related Writing; and (f) this Amendment constitutes a valid and binding obligation of each Borrower in every respect, enforceable in accordance with its terms.
     7. References to Credit Agreement. Each reference that is made in the Credit Agreement or any Related Writing shall hereafter be construed as a reference to the Credit Agreement as amended hereby. Except as herein otherwise specifically provided, all terms and provisions of the Credit Agreement are confirmed and ratified and shall remain in full force and effect and be unaffected hereby. This Amendment is a Related Writing.
     8. Waiver. Each Borrower, by signing below, hereby waives and releases Agent and the Lenders and their respective directors, officers, employees, attorneys, affiliates and subsidiaries from any and all claims, offsets, defenses and counterclaims of which such Borrower is aware, such waiver and release being with full knowledge and understanding of the circumstances and effect thereof and after having consulted legal counsel with respect thereto.

     9. Counterparts. This Amendment may be executed in any number of counterparts, by different parties hereto in separate counterparts and by facsimile signature, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.
     10. Headings. The headings, captions and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.
     11. Severability. Any term or provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the term or provision so held to be invalid or unenforceable.
     12. Governing Law. The rights and obligations of all parties hereto shall be governed by the laws of the State of Ohio, without regard to principles of conflicts of laws.
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     JURY TRIAL WAIVER. BORROWERS, THE LENDERS AND AGENT, TO THE EXTENT PERMITTED BY LAW, EACH HEREBY WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, AMONG BORROWERS, THE LENDERS AND AGENT, OR ANY THEREOF, ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS AMENDMENT OR ANY NOTE OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED THERETO.
     IN WITNESS WHEREOF, the parties have executed and delivered this First Amendment Agreement in Cleveland, Ohio as of the date first set forth above.

AGILYSYS, INC.
By:	/s/ Martin F. Ellis
Martin F. Ellis
Executive Vice President, Treasurer and Chief Financial Officer

LASALLE BANK NATIONAL ASSOCIATION, as Agent and as a Lender
By:	/s/ Brian H. Gallagher
	Name:	Brian H. Gallagher
	Title:	Vice President

NATIONAL CITY BANK, as Syndication Agent and as a Lender
By:	/s/ Matthew J. Gavsman
	Name:	Matthew J. Gavsman
	Title:	Assistant Vice President
Signature Page 1 of 3
of the Amendment Agreement

HARRIS N.A., as Co-Documentation Agent and as a Lender
By:	/s/ Thad Rasche
	Name:	Thad Rasche
	Title:	Director
CHARTER ONE BANK, N.A., as Co-Documentation Agent and as a Lender
By:	/s/ Michael Dolson
	Name:	Michael Dolson
	Title:	Vice President

U.S. BANK NATIONAL ASSOCIATION, as Managing Agent and as a Lender
By:	/s/ Frances W. Josephic
	Name:	Frances W. Josephic
	Title:	Vice President

JPMORGAN CHASE BANK, N.A.
By:	/s/ Anthony Galea
	Name:	Anthony Galea
	Title:	Associate

PNC BANK, NATIONAL ASSOCIATION
By:	/s/ Lisa Anderson
	Name:	Lisa Anderson
	Title:	Assistant Vice President
Signature Page 2 of 3
of the Amendment Agreement

FIFTH THIRD BANK
By:	/s/ Roy C. Lanctot
	Name:	Roy C. Lanctot
	Title:	Vice President

FIRSTMERIT BANK, N.A.
By:	/s/ Kenneth L. Johnson
	Name:	Kenneth L. Johnson
	Title:	Vice President

HSBC BANK USA, NATIONAL ASSOCIATION
By:	/s/ Robert J. McArdle
	Name:	Robert J. McArdle
	Title:	Vice President
Signature Page 3 of 3
of the Amendment Agreement

ACKNOWLEDGMENT AND AGREEMENT
The undersigned consents and agrees to and acknowledges the terms of the foregoing First Amendment Agreement dated as of April 1, 2006. The undersigned further agrees that the obligations of the undersigned pursuant to the Guaranty of Payment executed by the undersigned are hereby ratified and shall remain in full force and effect and be unaffected hereby.
The undersigned hereby waives and releases Agent and the Lenders and their respective directors, officers, employees, attorneys, affiliates and subsidiaries from any and all claims, offsets, defenses and counterclaims of any kind or nature, absolute and contingent, of which the undersigned is aware or should be aware, such waiver and release being with full knowledge and understanding of the circumstances and effect thereof and after having consulted legal counsel with respect thereto.
JURY TRIAL WAIVER. THE UNDERSIGNED, TO THE EXTENT PERMITTED BY LAW, HEREBY WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, AMONG BORROWERS, AGENT, THE LENDERS AND THE UNDERSIGNED, OR ANY THEREOF, ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS AMENDMENT OR ANY NOTE OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED THERETO.

AGILYSYS NV, LLC
By:	/s/ Maurice W. Lashley
Maurice W. Lashley
President, Chairman and General Manager

Signature page to the
Acknowledgement and Agreement